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                                                                   EXHIBIT 10.51

             NON-COMPETITION AND NON-DISCLOSURE FORM OF AGREEMENT
             ----------------------------------------------------

     In consideration and as a condition of my employment or continued employment by Physician Health Corporation (the "Company"), I hereby agree with the Company as follows:

     1. I covenant and agree that for so long as I am employed by the Company and for a two (2) year period thereafter, I will not, without the prior written consent of the Company, directly or indirectly, within the metropolitan statistical service areas identified on Exhibit A attached hereto (i) provide as a manager, employee, officer or consultant any services of the type included in my employment duties described below for any medical management services company which develops or manages physician networks or provides management or contract negotiation services to physician practices or (ii) solicit or attempt to solicit any employee of the Company either to work for me personally or on behalf of any other person or entity. The parties acknowledge that this Agreement may be amended from time to time by substituting a new Exhibit A to expand the geographic scope of the restrictions contained in this Article 3.1 to include each of the new markets in which the Company is then doing business.
For purposes of this section, my employment duties shall include _______________
________________________________________________________________________________
Notwithstanding the foregoing, if my employment is terminated "without cause," then the restrictions contained in clause (i) above shall terminate. For purposes of this paragraph, termination "without cause" shall mean termination of my employment for any reason other than resignation, death, disability (as such term is defined in the Amended and Restated Stockholder Agreement of even date herewith), conviction of a felony or violation of this Agreement.

     2. I will not at any time, whether during or after the termination of my employment, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, products, designs, methods, know-how, techniques, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing my duties as an employee of the Company, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company.

     Further, I agree that during my employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that immediately upon the termination of my employment I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

     3. If at any time or times during my employment, I shall (either alone or with others) make, conceive, create, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes or subject to analogous protection) (herein called "Developments") that (a) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith, (b) results from tasks assigned me by the Company or (c) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof

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are and shall immediately become the sole and absolute property of the Company and its assigns, and I shall promptly disclose to the Company (or any persons designated by it) each such development and, as may be necessary to ensure the Company's ownership of such Developments, I hereby assign any rights including, but not limited to, any copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company.

     Upon disclosure of each Development to the Company, I will, during my employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

     (a) to apply for, obtain, register and vest in the name of the Company alone (unless the Company other-wise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

     (b) to defend any opposition or other administrative proceedings in respect of such applications and any opposition proceedings or petitions or applications for cancellation or revocation of such letters patent, copyright or other analogous protection.

     In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or trademark registration applications or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or other legal protection thereon with the same legal force and effect as if executed by me.

     4. I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder.

     5. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment.

     6. I represent that the Developments identified in the pages, if any, attached hereto comprise all the unpatented and unregistered copyrightable Developments which I have created, made or conceived prior to my employment by the Company, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

     I further represent that my performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree will not enter into, any agreement either written or oral in conflict herewith.

     7. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     8. I hereby agree that each provision herein shall be treated as a separate and

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independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting, or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

     9. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

     10. The term "Company" shall include Physician Health Corporation and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

     11. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the 28th day of December, 1995.



                                    ____________________________________________
                                    Signature


                                    ____________________________________________
                                    Name (please print)


                                    ____________________________________________
                                    Address


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